UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

September 16, 2008
(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.
(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On September 16, 2008, the Board of Directors of Griffin Land & Nurseries, Inc. (“Griffin” or the “Registrant”) determined to significantly reduce production at the Quincy, Florida farm of Imperial Nurseries, Inc. (“Imperial”), Griffin’s subsidiary in the landscape nursery business. Imperial will continue to operate its farm in Granby, Connecticut at its current level of production. The significant reduction in product to be grown in Florida reflects the difficulties the Quincy facility has encountered as a result of the increase in costs to deliver Florida product to most of Imperial’s major markets, which are located in the mid-Atlantic area and northeastern United States. Imperial has been unable to develop sufficient volume in more southern markets to reduce its dependence on shipping Florida product substantial distances. This change will enable Imperial to focus more as a regional grower with most of its major markets within close proximity of its Connecticut farm. Actions by Imperial related to this change are expected to be completed by the end of fiscal 2009.

The Registrant expects to record a significant charge to its operating results in the 2008 fourth quarter as a result of this decision. At this time, the Registrant is unable to make a determination as to the amount of the charge that will be recorded. The Registrant will file an amended Current Report or Reports as and when it determines such estimate.

A copy of Griffin’s September 18, 2008 press release announcing this change is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements:
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including those statements regarding the future production levels of Imperial’s Connecticut farm and the availability of Florida product in spring 2009.  Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved.  The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 99.1:  Press Release, dated September 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: September 18, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 18, 2008